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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-4 Amendment No. 2 (No. 333-47693)of JWGenesis Financial Corp., of our report dated March 5, 1998, appearing on page F-2 of JW Charles Financial Services, Inc.'s Annual Report on Form 10-K/A for the year ended December 31, 1997. We also consent to the references to us under the headings "Experts" in such Prospectus.

/s/ PRICE WATERHOUSE LLP

Tampa, Florida
May 6, 1998